UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-02258
Eaton Vance Series Trust II
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE INCOME FUND OF BOSTON

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Income Fund of Boston as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	The capital markets were defined by two distinct periods during the fiscal year ending October 31, 2009: one that exhibited extreme weakness – especially during the closing months of 2008 – and the other, which showed increasingly more-robust activity in response to massive government interventions that were undertaken to help restore liquidity to the credit markets and re-stimulate global economic growth. Furthermore, toward the end of the first calendar quarter, as signs of improving economic fundamentals began to emerge, the markets’ disdain for asset classes with any trace of risk abruptly reversed course, investor appetite for risk returned, and the capital markets staged a dramatic comeback.

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Thomas P. Huggins
Co-Portfolio Manager
•	In the aftermath of the Lehman Brothers collapse in late 2008, credit markets came to a virtual standstill and global economic activity ground to a snail’s pace. High-yield bond prices bore little correlation with market fundamentals: Data used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns, yet high-yield bonds and bank loans traded far below levels consistent with normal default and recovery expectations, reflecting a broad-scale breakdown of the credit markets. The selling pressure during this period was such that liquidity was sharply lower for higher-quality bonds and virtually evaporated for those lower on the quality spectrum. By mid-December 2008, high-yield spreads had eclipsed 2,000 basis points, or 20% above Treasury yields – an unheard-of level, and high-yield bond prices fell precipitously.
•	By the end of the first quarter of 2009, however, with a gathering tail wind, high-yield bonds came roaring back. As of April 30, 2009, spreads had narrowed to around 1,300 basis points (13%) and, accordingly, bond prices moved sharply higher. Much of the impetus for this abrupt rebound seemed to turn on early signs of economic improvement and on investor optimism about the potential success of the federal government’s fiscal and monetary stimulus programs. Flows into high-yield mutual funds began to swell, and this surge in buying activity served to push bond prices even higher. By the start of the fourth quarter of 2009, high-yield spreads had become tighter still, finishing at around 760 basis points (7.6%) as of October 31, 2009.

•	The high-yield market benefited from this narrowing of yield spreads and from the public’s more rosy view of the prospects for a rebound from the markets’ upheavals in 2008. Within the high-yield universe, more highly rated bonds outperformed those of lower credit quality during the early part of the past 12 months, and shorter-maturity issues outpaced those with longer maturities. Beginning in early 2009, however, the opposite held true, with B and CCC rated bonds achieving the best price appreciation.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund[1] posted double-digit total returns for the 12 months ending October 31, 2009, outpacing the return of its peer group, the Lipper High Current Yield Funds Classification.[3] However, both the Fund

Total Return Performance
10/31/08 – 10/31/09

Class A2	39.78%
Class B2	38.55
Class C2	38.58
Class I [2]	40.20
Class R2	39.38
BofA Merrill Lynch U.S. High Yield Index[3]	48.79
BofA Merrill Lynch U.S. High Yield Constrained Index[3]	49.54
Lipper High Current Yield Funds Average[3]	35.59
See page 3 for more performance information.

[1]	The Fund currently invests in a separately registered investment company, Boston Income Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value (NAV). Class A, Class I and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

[3]	It is not possible to invest directly in an Index or Lipper Classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper average is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund.

Eaton Vance Income Fund of Boston as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
and the Lipper peer group underperformed the return of the benchmark BofA Merrill Lynch U.S. High Yield Index (the Index), mainly because of a large inflow of domestic and foreign financials into the Index at the low point in the market, and these securities outperformed as the market rallied.

•	The Fund underperformed the Index largely on the basis of an overweighting in B rated bonds, which did poorly in the early part of the period. It also undershot the Index due to its sizable underweighting in financials, many of which were added to the Index at low valuations and subsequently performed well during the market rally. Conversely, the Fund benefited from a significant overweighting in strong-performing CCC bonds during the market rally occurring later in the period.

•	Throughout the period, the investment adviser positioned the Fund in investments it thought could present rewarding capital appreciation opportunities. The overall strategy of maintaining a greater-than-index weighting in B rated bonds of solid companies worked to the Fund’s benefit in absolute terms during calendar year 2009, as this class of bonds performed well during the market’s rally. In the first quarter of 2009, as signs emerged that the credit markets were beginning to thaw, the Fund opportunistically reduced its cash position by investing in some higher-quality, investment-grade securities, as well as in deeply discounted bank debt. It also purchased newly issued securities and added to existing positions, both at attractive yields.

•	Despite its solid gains, the Fund lagged the Index largely due to its conservative allocations to various financial services industries – including banks and thrifts, insurance and diversified financials – as well as its underexposure to automotive and auto parts, and homebuilders, all of which put up strong returns during the period. While the Fund’s absolute performance benefited from its investments in these strong performing groups, maintaining underweighted allocations to these industries took a toll in relative terms.

•	On the upside, as mentioned earlier, the Fund offset some of its index-lagging performance through a sizable overweighting in CCC bonds. The Fund’s performance versus the Index also benefited from strong security selection within the cable/satellite television and telecommunications industries. An underweighting and favorable security selection in the underperforming utilities industry also aided relative returns, as did an overweighting and security selection in the resurgent super retail group.
Portfolio Composition
Portfolio Credit Quality Ratings1
By total investments

[1]	As a percentage of the Portfolio’s total investments as of 10/31/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Income Fund of Boston as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the BofA Merrill Lynch U.S. High Yield Index, an unmanaged index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and the BofA Merrill Lynch U.S. High Yield Constrained Index, whose constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund, the BofA Merrill Lynch U.S. High Yield Index and the BofA Merrill Lynch U.S. High Yield Constrained Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I	Class R
Class Share Symbol	EVIBX	EBIBX	ECIBX	EIBIX	ERIBX

Average Annual Total Returns (at net asset value)

One Year	39.78%	38.55%	38.58%	40.20%	39.38%
Five Years	5.13	4.33	4.31	5.40	4.86
Ten Years	5.40	N.A.	N.A.	5.66	N.A.
Life of Fund†	8.83	7.29	7.35	5.49	5.33

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	33.02%	33.55%	37.58%	40.20%	39.38%
Five Years	4.12	4.04	4.31	5.40	4.86
Ten Years	4.89	N.A.	N.A.	5.66	N.A.
Life of Fund†	8.68	7.29	7.35	5.49	5.33

†	Inception Dates – Class A: 6/15/72; Class B: 6/20/02; Class C: 6/21/02; Class I: 7/1/99; Class R: 1/5/04

[1]	Average Annual Total Returns at net asset value do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A, Class I and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Expense Ratio	1.07%	1.82%	1.82%	0.82%	1.32%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www. eatonvance.com.

*	Source: Lipper Inc. Class A of the Fund commenced operations on 6/15/72.

A $10,000 hypothetical investment in Class B shares on 6/20/02 (commencement of operations), Class C shares on 6/21/02 (commencement of operations), Class I shares on 10/31/99 and Class R shares on 1/5/04 (commencement of operations) would have been valued at $16,794, $16,864, $17,351 and $13,530, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities in the Indices.

Eaton Vance Income Fund of Boston as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Income Fund of Boston

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,275.70	$6.19
Class B	$1,000.00	$1,271.20	$10.48
Class C	$1,000.00	$1,271.30	$10.59
Class I	$1,000.00	$1,280.10	$4.77
Class R	$1,000.00	$1,274.10	$7.68

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.80	$5.50
Class B	$1,000.00	$1,016.00	$9.30
Class C	$1,000.00	$1,015.90	$9.40
Class I	$1,000.00	$1,021.00	$4.23
Class R	$1,000.00	$1,018.50	$6.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.08% for Class A shares, 1.83% for Class B shares, 1.85% for Class C shares, 0.83% for Class I shares and 1.34% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

Eaton Vance Income Fund of Boston as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Boston Income Portfolio, at value (identified cost, $2,183,351,456)	$2,146,100,673
Receivable for Fund shares sold	7,589,488

Total assets	$2,153,690,161

Liabilities

Payable for Fund shares redeemed	$10,976,060
Distributions payable	4,203,557
Payable to affiliates:
Distribution and service fees	573,943
Trustees’ fees	42
Accrued expenses	828,629

Total liabilities	$16,582,231

Net Assets	$2,137,107,930

Sources of Net Assets

Paid-in capital	$2,403,629,877
Accumulated net realized loss from Portfolio	(232,921,297)
Accumulated undistributed net investment income	3,650,133
Net unrealized depreciation from Portfolio	(37,250,783)

Total	$2,137,107,930

Class A Shares

Net Assets	$1,382,206,181
Shares Outstanding	255,756,366
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.40
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$5.67

Class B Shares

Net Assets	$113,900,217
Shares Outstanding	21,052,055
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.41

Class C Shares

Net Assets	$210,402,935
Shares Outstanding	38,872,421
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$5.41

Class I Shares

Net Assets	$410,590,303
Shares Outstanding	75,939,220
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.41

Class R Shares

Net Assets	$20,008,294
Shares Outstanding	3,702,183
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$5.40

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest and other income allocated from Portfolio	$194,228,808
Dividends allocated from Portfolio	690,243
Expenses allocated from Portfolio	(11,372,344)

Total investment income from Portfolio	$183,546,707

Expenses

Distribution and service fees
Class A	$2,780,846
Class B	970,535
Class C	1,501,227
Class R	71,555
Trustees’ fees and expenses	500
Custodian fee	33,058
Transfer and dividend disbursing agent fees	2,517,976
Legal and accounting services	26,394
Printing and postage	707,138
Registration fees	166,512
Miscellaneous	32,362

Total expenses	$8,808,103

Net investment income	$174,738,604

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(52,820,905)
Swap contracts	(19,218,901)

Net realized loss	$(72,039,806)

Change in unrealized appreciation (depreciation) —
Investments	$522,888,523
Swap contracts	9,723,485

Net change in unrealized appreciation (depreciation)	$532,612,008

Net realized and unrealized gain	$460,572,202

Net increase in net assets from operations	$635,310,806

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$174,738,604	$146,492,484
Net realized loss from investment transactions and swap contracts	(72,039,806)	(87,458,867)
Net change in unrealized appreciation (depreciation) from investments and swap contracts	532,612,008	(559,125,797)

Net increase (decrease) in net assets from operations	$635,310,806	$(500,092,180)

Distributions to shareholders —
From net investment income
Class A	$(124,313,615)	$(111,737,975)
Class B	(10,079,976)	(11,665,559)
Class C	(15,424,530)	(14,383,413)
Class I	(41,190,364)	(9,819,598)
Class R	(1,553,549)	(1,153,968)

Total distributions to shareholders	$(192,562,034)	$(148,760,513)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$473,502,689	$300,173,066
Class B	13,327,339	8,946,465
Class C	70,349,000	37,136,143
Class I	328,891,819	299,114,222
Class R	8,413,501	7,213,683
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	93,886,227	82,162,090
Class B	5,585,987	6,030,375
Class C	8,771,645	7,618,527
Class I	35,720,564	8,531,773
Class R	1,274,946	959,120
Cost of shares redeemed
Class A	(410,211,808)	(438,851,303)
Class B	(22,951,041)	(35,351,596)
Class C	(35,903,628)	(60,152,883)
Class I	(289,423,498)	(44,521,611)
Class R	(4,757,506)	(4,840,175)
Net asset value of shares exchanged
Class A	3,717,203	3,859,272
Class B	(3,717,203)	(3,859,272)
Redemption fees	20,247	47,850

Net increase in net assets from Fund share transactions	$276,496,483	$174,215,746

Net increase (decrease) in net assets	$719,245,255	$(474,636,947)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$1,417,862,675	$1,892,499,622

At end of year	$2,137,107,930	$1,417,862,675

Accumulated undistributed net investment income included in net assets

At end of year	$3,650,133	$10,806,525

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$4.330	$6.370	$6.460	$6.290	$6.440

Income (Loss) From Operations

Net investment income(1)	$0.459	$0.496	$0.489	$0.477	$0.473
Net realized and unrealized gain (loss)	1.119	(2.033)	(0.098)	0.171	(0.134)

Total income (loss) from operations	$1.578	$(1.537)	$0.391	$0.648	$0.339

Less Distributions

From net investment income	$(0.508)	$(0.503)	$(0.481)	$(0.478)	$(0.489)

Total distributions	$(0.508)	$(0.503)	$(0.481)	$(0.478)	$(0.489)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)

Net asset value — End of year	$5.400	$4.330	$6.370	$6.460	$6.290

Total Return(3)	39.78%	(25.77)%	6.18%	10.66%	5.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,382,206	$936,790	$1,440,552	$1,335,996	$1,202,517
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.11%	1.07%	1.06%	1.06%	1.06%
Net investment income	10.10%	8.52%	7.53%	7.48%	7.34%
Portfolio Turnover of the Portfolio	74%	54%	84%	68%	71%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$4.330	$6.370	$6.450	$6.280	$6.440

Income (Loss) From Operations

Net investment income(1)	$0.430	$0.452	$0.441	$0.431	$0.424
Net realized and unrealized gain (loss)	1.118	(2.034)	(0.088)	0.169	(0.144)

Total income (loss) from operations	$1.548	$(1.582)	$0.353	$0.600	$0.280

Less Distributions

From net investment income	$(0.468)	$(0.458)	$(0.433)	$(0.430)	$(0.440)

Total distributions	$(0.468)	$(0.458)	$(0.433)	$(0.430)	$(0.440)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)

Net asset value — End of year	$5.410	$4.330	$6.370	$6.450	$6.280

Total Return(3)	38.55%	(26.35)%	5.58%	9.85%	4.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$113,900	$99,181	$173,448	$189,173	$195,780
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.86%	1.82%	1.81%	1.81%	1.81%
Net investment income	9.51%	7.76%	6.79%	6.76%	6.59%
Portfolio Turnover of the Portfolio	74%	54%	84%	68%	71%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$4.330	$6.370	$6.450	$6.280	$6.440

Income (Loss) From Operations

Net investment income(1)	$0.430	$0.452	$0.440	$0.430	$0.424
Net realized and unrealized gain (loss)	1.119	(2.034)	(0.087)	0.170	(0.143)

Total income (loss) from operations	$1.549	$(1.582)	$0.353	$0.600	$0.281

Less Distributions

From net investment income	$(0.469)	$(0.458)	$(0.433)	$(0.430)	$(0.441)

Total distributions	$(0.469)	$(0.458)	$(0.433)	$(0.430)	$(0.441)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)

Net asset value — End of year	$5.410	$4.330	$6.370	$6.450	$6.280

Total Return(3)	38.58%	(26.35)%	5.57%	9.84%	4.40%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$210,403	$129,369	$208,480	$192,526	$180,878
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.86%	1.82%	1.81%	1.81%	1.81%
Net investment income	9.42%	7.77%	6.78%	6.75%	6.59%
Portfolio Turnover of the Portfolio	74%	54%	84%	68%	71%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$4.330	$6.370	$6.450	$6.280	$6.440

Income (Loss) From Operations

Net investment income(1)	$0.473	$0.506	$0.505	$0.492	$0.487
Net realized and unrealized gain (loss)	1.128	(2.028)	(0.088)	0.171	(0.141)

Total income from operations	$1.601	$(1.522)	$0.417	$0.663	$0.346

Less Distributions

From net investment income	$(0.521)	$(0.518)	$(0.497)	$(0.493)	$(0.506)

Total distributions	$(0.521)	$(0.518)	$(0.497)	$(0.493)	$(0.506)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)

Net asset value — End of year	$5.410	$4.330	$6.370	$6.450	$6.280

Total Return(3)	40.20%	(25.58)%	6.60%	10.93%	5.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$410,590	$241,204	$56,913	$45,622	$34,135
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.86%	0.82%	0.81%	0.81%	0.81%
Net investment income	10.43%	9.14%	7.78%	7.73%	7.55%
Portfolio Turnover of the Portfolio	74%	54%	84%	68%	71%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$4.330	$6.370	$6.450	$6.280	$6.440

Income (Loss) From Operations

Net investment income(1)	$0.450	$0.481	$0.471	$0.457	$0.460
Net realized and unrealized gain (loss)	1.115	(2.033)	(0.086)	0.175	(0.147)

Total income (loss) from operations	$1.565	$(1.552)	$0.385	$0.632	$0.313

Less Distributions

From net investment income	$(0.495)	$(0.488)	$(0.465)	$(0.462)	$(0.473)

Total distributions	$(0.495)	$(0.488)	$(0.465)	$(0.462)	$(0.473)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)

Net asset value — End of year	$5.400	$4.330	$6.370	$6.450	$6.280

Total Return(3)	39.38%	(25.96)%	6.09%	10.40%	4.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$20,008	$11,318	$13,106	$4,459	$1,520
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.36%	1.32%	1.30%	1.30%	1.30%
Net investment income	9.85%	8.30%	7.28%	7.16%	7.18%
Portfolio Turnover of the Portfolio	74%	54%	84%	68%	71%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Income Fund of Boston as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Income Fund of Boston (the Fund) is a diversified series of Eaton Vance Series Trust II (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Boston Income Portfolio (the Portfolio), a New York trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (89.5% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $226,197,590 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($56,310,142), October 31, 2016 ($92,542,342) and October 31, 2017 ($77,345,106).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Income Fund of Boston as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A, Class I and Class R shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$192,562,034	$148,760,513

During the year ended October 31, 2009, accumulated net realized loss was decreased by $66,300,681, accumulated distributions in excess of net investment income was decreased by $10,667,038 and paid-in capital was decreased by $76,967,719 due to differences between book and tax accounting, primarily for swap contracts, premium amortization, defaulted bonds and paydown gain (loss), and expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$12,580,594
Capital loss carryforward	$(226,197,590)
Net unrealized depreciation	$(48,701,394)
Other temporary differences	$(4,203,557)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, premium amortization, the timing of recognizing distributions to shareholders, defaulted bonds and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $100,795 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $178,780 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

Eaton Vance Income Fund of Boston as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $2,780,846 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $727,901 and $1,125,921 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,509,000 and $22,945,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2009, the Fund paid or accrued to EVD $35,778, representing 0.25% of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $242,634, $375,306 and $35,777 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $16,000, $162,000 and $23,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $761,366,204 and $681,543,817, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Eaton Vance Income Fund of Boston as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class A	2009	2008

Sales	107,583,100	52,199,632
Issued to shareholders electing to receive payments of distributions in Fund shares	20,678,535	14,410,926
Redemptions	(89,792,835)	(76,828,569)
Exchange from Class B shares	840,301	669,439

Net increase (decrease)	39,309,101	(9,548,572)

	Year Ended October 31,
Class B	2009	2008

Sales	2,939,836	1,529,000
Issued to shareholders electing to receive payments of distributions in Fund shares	1,233,929	1,055,880
Redemptions	(5,214,327)	(6,222,452)
Exchange to Class A shares	(837,955)	(669,187)

Net decrease	(1,878,517)	(4,306,759)

	Year Ended October 31,
Class C	2009	2008

Sales	15,196,209	6,354,721
Issued to shareholders electing to receive payments of distributions in Fund shares	1,914,402	1,336,192
Redemptions	(8,135,198)	(10,515,857)

Net increase (decrease)	8,975,413	(2,824,944)

	Year Ended October 31,
Class I	2009	2008

Sales	72,748,451	53,596,349
Issued to shareholders electing to receive payments of distributions in Fund shares	7,963,953	1,618,100
Redemptions	(60,516,637)	(8,402,205)

Net increase	20,195,767	46,812,244

	Year Ended October 31,
Class R	2009	2008

Sales	1,849,702	1,241,396
Issued to shareholders electing to receive payments of distributions in Fund shares	279,511	169,135
Redemptions	(1,043,082)	(851,385)

Net increase	1,086,131	559,146

For the years ended October 31, 2009 and October 31, 2008, the Fund received $20,247 and $47,850, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Income Fund of Boston as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Series Trust II and Shareholders of Eaton Vance Income Fund of Boston:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston (the “Fund”) (one of the funds constituting Eaton Vance Series Trust II) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Income Fund of Boston as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2009

Eaton Vance Income Fund of Boston as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals.

Qualified Dividend Income. The Fund designates approximately $690,243 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Boston Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 7.7%(1)

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace — 0.6%

Hawker Beechcraft Acquisition, Term Loan, 2.26%, Maturing 3/26/14	$17,907	$14,235,861
Hawker Beechcraft Acquisition, Term Loan, 2.28%, Maturing 3/26/14	1,060	842,359

		$15,078,220

Automotive & Auto Parts — 1.1%

EPD Holdings, (Goodyear Engineering Products), Term Loan - Second Lien, 6.00%, Maturing 7/13/15	$5,410	$3,300,100
Ford Motor Co., Revolving Loan, Maturing 12/15/13(2)	3,900	3,547,050
Ford Motor Co., Term Loan, 3.29%, Maturing 12/16/13	23,116	20,659,697

		$27,506,847

Broadcasting — 0.3%

HIT Entertainment, Inc., Term Loan - Second Lien, 5.98%, Maturing 2/5/13	$13,910	$7,546,175

		$7,546,175

Building Materials — 0.4%

Panolam Industries Holdings, Inc., Term Loan, 5.00%, Maturing 9/30/12	$10,649	$9,610,450

		$9,610,450

Capital Goods — 0.1%

Dresser, Inc., Term Loan - Second Lien, 6.00%, Maturing 5/4/15	$2,120	$1,929,200

		$1,929,200

Consumer Products — 0.1%

Amscan Holdings, Inc., Term Loan, 2.65%, Maturing 5/25/13	$3,149	$2,860,568

		$2,860,568

Diversified Media — 0.1%

Nielsen Finance, LLC, Term Loan, 2.24%, Maturing 8/9/13	$3,579	$3,340,322

		$3,340,322

Electronics / Electrical — 0.3%

Freescale Semiconductor, Inc., Term Loan, 2.00%, Maturing 11/29/13	$9,055	$7,382,493

		$7,382,493

Food & Drug Retail — 0.8%

Rite Aid Corp., Term Loan, 9.50%, Maturing 6/10/15	$10,350	$10,729,504
Warner Chilcott Corp., Term Loan, Maturing 10/30/14(2)	2,780	2,788,564
Warner Chilcott Corp., Term Loan, Maturing 4/30/15(2)	3,058	3,067,329
Warner Chilcott Corp., Term Loan, Maturing 4/30/15(2)	973	975,998
Warner Chilcott Corp., Term Loan, Maturing 4/30/15(2)	1,390	1,394,017

		$18,955,412

Food / Beverage / Tobacco — 0.4%

Dole Food Company, Inc., Term Loan, 7.78%, Maturing 4/12/13	$992	$1,004,074
Dole Food Company, Inc., Term Loan, 8.00%, Maturing 4/12/13	6,214	6,287,874
Dole Food Company, Inc., Term Loan, 8.00%, Maturing 4/12/13	1,730	1,750,676

		$9,042,624

Gaming — 0.4%

BLB Worldwide Holdings, Term Loan - Second Lien, 0.00%, Maturing 7/18/12(3)	$8,520	$575,100
Cannery Casino Resorts, LLC, Term Loan - Second Lien, 4.50%, Maturing 5/16/14	3,220	2,342,550
Great Lakes Entertainment, Term Loan, 9.00%, Maturing 8/15/12	6,208	5,990,775

		$8,908,425

Health Care — 0.4%

Viant Holdings, Inc., Term Loan, 2.54%, Maturing 6/25/14	$9,230	$8,998,869

		$8,998,869

Insurance — 0.3%

HUB International, Ltd., Term Loan, Maturing 6/12/14(2)	$6,280	$6,166,175

		$6,166,175

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Leisure — 0.3%

Universal City Development Partners, Ltd., Term Loan, 6.00%, Maturing 6/9/11	$6,840	$6,822,900

		$6,822,900

Services — 1.2%

Neff Rental, Inc., Term Loan - Second Lien, 3.78%, Maturing 11/20/14	$2,730	$573,300
Rental Service Corp., Term Loan - Second Lien, 3.82%, Maturing 11/30/13	7,661	6,952,461
Travelport, LLC, Term Loan, 2.78%, Maturing 8/23/13	1,668	1,520,762
Travelport, LLC, Term Loan, 2.78%, Maturing 8/23/13	9,332	8,515,504
Travelport, LLC, Term Loan, 2.78%, Maturing 8/23/13	1,658	1,512,871
Travelport, LLC, Term Loan, 10.50%, Maturing 8/23/13	9,576	9,735,603

		$28,810,501

Steel — 0.2%

RathGibson, Inc., DIP Loan, 10.70%, Maturing 2/10/10	$5,858	$5,858,461

		$5,858,461

Transportation Ex Air / Rail — 0.1%

CEVA Group, PLC, Term Loan, 3.25%, Maturing 6/29/15	$2,526	$2,132,605
CEVA Group, PLC, Term Loan, 3.28%, Maturing 8/2/15	848	705,170

		$2,837,775

Utilities — 0.6%

TXU Texas Competitive Electric Holdings Co., LLC, Term Loan, 3.74%, Maturing 10/10/14	$17,711	$13,767,337

		$13,767,337

Total Senior Floating-Rate Interests
(identified cost $186,225,555)		$185,422,754

Corporate Bonds & Notes — 87.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace — 0.4%

Alion Science and Technologies Corp., 10.25%, 2/1/15	$2,910	$2,066,100
Bombardier, Inc., 8.00%, 11/15/14(4)	2,620	2,698,600
Hawker Beechcraft Acquisition, 9.75%, 4/1/17	4,255	2,861,488
Spirit AeroSystems, Inc., 7.50%, 10/1/17(4)	2,170	2,164,575

		$9,790,763

Air Transportation — 0.0%

Continental Airlines, 7.033%, 6/15/11	$1,135	$1,021,650

		$1,021,650

Automotive & Auto Parts — 4.3%

Affinia Group, Inc., Sr. Notes, 10.75%, 8/15/16(4)	$1,810	$1,995,525
Allison Transmission, Inc., 11.00%, 11/1/15(4)	1,690	1,732,250
Allison Transmission, Inc., (PIK), 11.25%, 11/1/15(4)	12,235	11,485,606
Altra Industrial Motion, Inc., 9.00%, 12/1/11	6,560	6,732,200
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	5,790	3,329,250
Ford Motor Credit Co., Sr. Notes, 7.50%, 8/1/12	12,115	11,805,401
Ford Motor Credit Co., Sr. Notes, 7.80%, 6/1/12	9,235	9,047,797
Ford Motor Credit Co., Sr. Notes, 8.00%, 12/15/16	17,655	17,077,523
Ford Motor Credit Co., Sr. Notes, 9.875%, 8/10/11	8,495	8,692,806
Ford Motor Credit Co., Sr. Notes, 12.00%, 5/15/15	4,785	5,394,241
Goodyear Tire & Rubber Co. (The), Sr. Notes, 10.50%, 5/15/16	13,235	14,393,062
Navistar International Corp., Sr. Notes, 8.25%, 11/1/21	10,405	10,209,906
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,895	1,804,988

		$103,700,555

Banks and Thrifts — 0.5%

General Motors Acceptance Corp., 6.875%, 9/15/11(4)	$1,213	1,176,610

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Banks and Thrifts (continued)

General Motors Acceptance Corp., 8.00%, 11/1/31(4)	$13,210	$11,426,650

		$12,603,260

Broadcasting — 1.2%

Cequel Communications Holdings, LLC, 8.625%, 11/15/17(4)	$6,795	$6,700,507
Rainbow National Services, LLC, Sr. Sub. Notes, 10.375%, 9/1/14(4)	2,490	2,626,950
Sirius XM Radio, Inc., Sr. Notes, 9.75%, 9/1/15(4)	4,520	4,633,000
XM Satellite Radio Holdings, Inc., Sr. Notes, 11.25%, 6/15/13(4)	7,655	8,076,025
XM Satellite Radio Holdings, Inc., Sr. Notes, 13.00%, 8/1/13(4)	7,025	7,025,000

		$29,061,482

Building Materials — 0.6%

Interface, Inc., Sr. Notes, 11.375%, 11/1/13(4)	$2,320	$2,517,200
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	965	952,938
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13(3)	11,740	3,815,500
Texas Industries, Inc., Sr. Notes, 7.25%, 7/15/13(4)	4,030	3,969,550
USG Corp., 9.75%, 8/1/14(4)	2,335	2,463,425

		$13,718,613

Cable / Satellite TV — 2.0%

CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 8.75%, 11/15/13(3)	$12,405	$13,614,487
Charter Communications, Inc., Sr. Notes, 10.375%, 4/30/14(3)(4)	1,865	1,906,963
Charter Communications, Inc., Sr. Notes, 12.875%, 9/15/14(3)(4)	6,050	6,715,500
Kabel Deutschland GmbH, 10.625%, 7/1/14	6,840	7,241,850
National Cable PLC, Sr. Notes, 9.125%, 8/15/16	10,585	10,955,475
Virgin Media Finance PLC, 9.50%, 8/15/16	7,255	7,708,437

		$48,142,712

Capital Goods — 1.5%

American Railcar Industry, Sr. Notes, 7.50%, 3/1/14	$3,895	$3,563,925
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15	3,575	3,575,000
ESCO Corp., Sr. Notes, 8.625%, 12/15/13(4)	7,300	7,245,250
RBS Global & Rexnord Corp., 9.50%, 8/1/14(4)	3,506	3,488,470
RBS Global & Rexnord Corp., 11.75%, 8/1/16	5,290	5,157,750
Terex Corp., Sr. Notes, 10.875%, 6/1/16	11,975	12,992,875

		$36,023,270

Chemicals — 2.8%

Ashland, Inc., 9.125%, 6/1/17(4)	$6,940	$7,512,550
CII Carbon, LLC, 11.125%, 11/15/15(4)	5,555	5,499,450
Dow Chemical Co. (The), 8.55%, 5/15/19	14,475	16,552,655
INEOS Group Holdings PLC, Sr. Sub. Notes, 8.50%, 2/15/16(4)	8,975	5,070,875
Nalco Co., Sr. Notes, 8.25%, 5/15/17(4)	5,500	5,802,500
Nova Chemicals Corp., Sr. Notes, 8.375%, 11/1/16(4)	5,500	5,555,000
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(4)	11,950	9,739,250
Solutia, Inc., 8.75%, 11/1/17	4,840	5,033,600
Terra Capital, Inc., Sr. Notes, 7.75%, 11/1/19(4)	5,235	5,287,350

		$66,053,230

Consumer Products — 1.2%

ACCO Brands Corp., 7.625%, 8/15/15	$4,145	$3,771,950
ACCO Brands Corp., Sr. Notes, 10.625%, 3/15/15(4)	6,630	7,127,250
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	12,225	11,613,750
Sealy Mattress Co., 8.25%, 6/15/14	4,115	4,012,125
Sealy Mattress Co., Sr. Notes, 10.875%, 4/15/16(4)	1,415	1,591,875

		$28,116,950

Containers — 0.7%

Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	$5,160	$4,050,600
Pliant Corp., Sr. Notes, 11.625%, 6/15/10(3)	9,994	8,819,628
Solo Cup Co., Sr. Notes, 10.50%, 11/1/13(4)	4,680	4,984,200

		$17,854,428

Diversified Financial Services — 0.2%

Cantor Fitzgerald, LP, 7.875%, 10/15/19(4)	$5,410	$5,456,905

		$5,456,905

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Diversified Media — 3.1%

Affinion Group, Inc., 10.125%, 10/15/13	$1,800	$1,854,000
Affinion Group, Inc., 11.50%, 10/15/15	4,865	5,108,250
Catalina Marketing Corp., 11.625%, 10/1/17(4)	6,747	6,865,072
Catalina Marketing Corp., (PIK), 10.50%, 10/1/15(4)	1,845	1,877,288
Interpublic Group Cos., Inc., 10.00%, 7/15/17	9,315	10,060,200
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13	3,320	2,112,350
MDC Partners, Inc., 11.00%, 11/1/16(4)	7,310	7,355,687
Nielsen Finance, LLC, 10.00%, 8/1/14	15,390	15,928,650
Nielsen Finance, LLC, 11.50%, 5/1/16	6,670	7,120,225
Nielsen Finance, LLC, 12.50%, (0.00% until 8/1/11), 8/1/16	4,600	4,007,750
Nielsen Finance, LLC, Sr. Notes, 11.625%, 2/1/14	795	852,638
Warner Music Group Acquisition Corp., Sr. Notes, 9.50%, 6/15/16(4)	10,465	11,223,712

		$74,365,822

Energy — 7.5%

Allis-Chalmers Energy, Inc., Sr. Notes, 9.00%, 1/15/14	$6,125	$5,206,250
Berry Petroleum Co., Sr. Notes, 10.25%, 6/1/14	6,755	7,261,625
Bill Barrett Corp., 9.875%, 7/15/16	1,410	1,501,650
Clayton Williams Energy, Inc., 7.75%, 8/1/13	4,650	4,068,750
Compton Pet Finance Corp., 7.625%, 12/1/13	8,727	6,479,798
Denbury Resources, Inc., Sr. Sub. Notes, 7.50%, 12/15/15	4,315	4,336,575
Denbury Resources, Inc., Sr. Sub. Notes, 9.75%, 3/1/16	9,875	10,640,312
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	6,220	6,499,620
Forbes Energy Services, Sr. Notes, 11.00%, 2/15/15	10,125	8,530,313
Holly Corp., 9.875%, 6/15/17(4)	10,620	11,044,800
OPTI Canada, Inc., Sr. Notes, 7.875%, 12/15/14	4,010	3,147,850
OPTI Canada, Inc., Sr. Notes, 8.25%, 12/15/14	3,605	2,847,950
Petroleum Development Corp., Sr. Notes, 12.00%, 2/15/18	3,885	3,894,713
Petroplus Finance, Ltd., 6.75%, 5/1/14(4)	955	897,700
Petroplus Finance, Ltd., 7.00%, 5/1/17(4)	15,495	14,100,450
Petroplus Finance, Ltd., Sr. Notes, 9.375%, 9/15/19(4)	12,145	12,236,087
Quicksilver Resources, Inc., 7.125%, 4/1/16	11,035	9,959,087
Quicksilver Resources, Inc., Sr. Notes, 11.75%, 1/1/16	9,830	10,960,450
SandRidge Energy, Inc., Sr. Notes, 8.00%, 6/1/18(4)	6,300	6,268,500
SandRidge Energy, Inc., Sr. Notes, (PIK), 8.625%, 4/1/15	11,760	11,995,200
SemGroup, L.P., Sr. Notes, 8.75%, 11/15/15(3)(4)	10,225	664,625
SESI, LLC, Sr. Notes, 6.875%, 6/1/14	1,150	1,127,000
Southwestern Energy Co., Sr. Notes, 7.50%, 2/1/18	9,050	9,344,125
Stewart & Stevenson, LLC, Sr. Notes, 10.00%, 7/15/14	5,930	5,485,250
Tesoro Corp., 9.75%, 6/1/19	2,320	2,395,400
United Refining Co., Sr. Notes, 10.50%, 8/15/12	21,745	18,809,425

		$179,703,505

Entertainment / Film — 1.9%

AMC Entertainment, Inc., 11.00%, 2/1/16	$33,741	$35,596,755
Marquee Holdings, Inc., Sr. Disc. Notes, 9.505%, 8/15/14	10,360	8,663,550

		$44,260,305

Environmental — 0.8%

Casella Waste Systems, Inc., Sr. Notes, 11.00%, 7/15/14(4)	$2,350	$2,520,375
Clean Harbors, Inc., Sr. Notes, 7.625%, 8/15/16(4)	3,115	3,208,450
Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14(4)	5,965	6,024,650
Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14	7,240	7,312,400

		$19,065,875

Food & Drug Retail — 0.4%

Duane Reade, Inc., Sr. Notes, 11.75%, 8/1/15(4)	$1,365	$1,460,550
Supervalu, Inc., Sr. Notes, 8.00%, 5/1/16	7,530	7,699,425

		$9,159,975

Food / Beverage / Tobacco — 1.9%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes, 11.50%, 11/1/11	$10,090	$9,913,425
Dole Foods Co., 13.875%, 3/15/14(4)	9,405	11,050,875

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Food / Beverage / Tobacco (continued)

Smithfield Foods, Inc., Sr. Notes, 7.00%, 8/1/11	$15,675	$15,204,750
Smithfield Foods, Inc., Sr. Notes, 10.00%, 7/15/14(4)	7,905	8,339,775

		$44,508,825

Gaming — 6.1%

Buffalo Thunder Development Authority, 9.375%, 12/15/14(3)(4)	$11,355	$2,157,450
CCM Merger, Inc., 8.00%, 8/1/13(4)	8,020	6,616,500
Chukchansi EDA, Sr. Notes, Variable Rate, 4.913%, 11/15/12(4)	5,045	3,153,125
Eldorado Casino Shreveport, 10.00%, 8/1/12(5)	518	456,573
Fontainebleau Las Vegas Casino, LLC, 11.00%, 6/15/15(3)(4)	19,830	793,200
Galaxy Entertainment Finance, 9.875%, 12/15/12(4)	15,060	14,834,100
Galaxy Entertainment Finance, Variable Rate, 6.218%, 12/15/10(4)	5,565	5,481,525
Greektown Holdings, LLC, Sr. Notes, 10.75%, 12/1/13(3)(4)	1,804	369,820
Harrah’s Operating Co., Inc., Sr. Notes, 11.25%, 6/1/17(4)	6,105	6,257,625
Harrah’s Operating Escrow Corp., Sr. Notes, 11.25%, 6/1/17(4)	5,595	5,734,875
Indianapolis Downs, LLC & Capital Corp., Sr. Notes, 11.00%, 11/1/12(4)	4,635	2,989,575
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10(3)	7,910	3,183,775
Majestic HoldCo, LLC, 12.50%, 10/15/11(3)(4)	3,390	4,068
MGM Mirage, Inc., Sr. Notes, 10.375%, 5/15/14(4)	4,625	4,948,750
MGM Mirage, Inc., Sr. Notes, 11.125%, 11/15/17(4)	4,790	5,292,950
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875%, 2/15/15	7,630	5,073,950
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 7.125%, 8/15/14	7,140	5,033,700
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	15,085	12,897,675
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 11.50%, 11/1/17(4)	5,385	5,290,763
MTR Gaming Group, Inc., 12.625%, 7/15/14(4)	6,760	6,658,600
Park Place Entertainment, 7.875%, 3/15/10	12,605	12,573,487
Peninsula Gaming, LLC, 8.375%, 8/15/15(4)	1,350	1,346,625
Peninsula Gaming, LLC, 10.75%, 8/15/17(4)	7,675	7,655,813
Pinnacle Entertainment, Inc., Sr. Sub. Notes, 7.50%, 6/15/15	2,590	2,343,950
Pokagon Gaming Authority, Sr. Notes, 10.375%, 6/15/14(4)	2,172	2,258,880
San Pasqual Casino, 8.00%, 9/15/13(4)	2,005	1,914,775
Seminole Hard Rock Entertainment, Variable Rate, 2.799%, 3/15/14(4)	3,875	3,138,750
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(4)	9,455	8,556,775
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(4)	11,167	8,913,499

		$145,931,153

Health Care — 7.7%

Accellent, Inc., 10.50%, 12/1/13	$6,335	$6,239,975
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15	12,320	12,997,600
Apria Healthcare Group, Inc., Sr. Notes, 12.375%, 11/1/14(4)	1,115	1,218,138
Biomet, Inc., 11.625%, 10/15/17	25,120	27,663,400
Biomet, Inc., (PIK), 10.375%, 10/15/17	7,475	8,082,344
DJO Finance, LLC/DJO Finance Corp., 10.875%, 11/15/14	13,120	13,743,200
Elan Finance PLC/Elan Finance Corp., 8.75%, 10/15/16(4)	10,270	9,576,775
Fresenius US Finance II, Inc., Sr. Notes, 9.00%, 7/15/15(4)	3,685	4,071,925
HCA, Inc., 9.25%, 11/15/16	10,125	10,605,937
HCA, Inc., 9.875%, 2/15/17(4)	7,880	8,510,400
Inverness Medical Innovations, Inc., Sr. Sub. Notes, 9.00%, 5/15/16	11,385	11,584,237
MultiPlan, Inc., Sr. Sub. Notes, 10.375%, 4/15/16(4)	12,035	11,613,775
National Mentor Holdings, Inc., 11.25%, 7/1/14	7,385	7,366,537
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	4,620	4,596,900
Rural/Metro Corp., 9.875%, 3/15/15	1,325	1,334,938
Rural/Metro Corp., Sr. Disc. Notes, 12.75%, (0.00% until 3/15/10), 3/15/16	6,320	6,320,000
Talecris Biotherapeutics Holdings Corp., Sr. Notes, 7.75%, 11/15/16(4)	9,420	9,584,850
US Oncology, Inc., 10.75%, 8/15/14	8,635	9,066,750
US Oncology, Inc., Sr. Notes, 9.125%, 8/15/17(4)	11,655	12,354,300
Valeant Pharmaceuticals International, 8.375%, 6/15/16(4)	4,910	5,045,025
Viant Holdings, Inc., 10.125%, 7/15/17(4)	3,163	3,020,665

		$184,597,671

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Homebuilders / Real Estate — 0.3%

CB Richard Ellis Group, Inc., Sr. Sub. Notes, 11.625%, 6/15/17	$7,190	$7,864,063

		$7,864,063

Insurance — 0.5%

Alliant Holdings I, Inc., 11.00%, 5/1/15(4)	$4,190	$4,106,200
HUB International Holdings, Inc., Sr. Notes, 9.00%, 12/15/14(4)	4,265	4,094,400
U.S.I. Holdings Corp., Sr. Notes, Variable Rate, 4.315%, 11/15/14(4)	3,265	2,709,950

		$10,910,550

Leisure — 2.7%

HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(3)(4)(5)	$3,635	$0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 0.00%, 4/1/12(3)(4)(5)	6,665	0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Sr. Notes, (PIK), 14.50%, 4/1/14(3)(4)(5)	5,141	0
Royal Caribbean Cruises, Sr. Notes, 6.875%, 12/1/13	4,095	3,900,488
Royal Caribbean Cruises, Sr. Notes, 7.00%, 6/15/13	5,505	5,339,850
Royal Caribbean Cruises, Sr. Notes, 7.25%, 6/15/16	2,185	2,042,975
Royal Caribbean Cruises, Sr. Notes, 7.25%, 3/15/18	4,390	4,016,850
Royal Caribbean Cruises, Sr. Notes, 8.75%, 2/2/11	910	923,650
Universal City Development Partners, Sr. Notes, 11.75%, 4/1/10	7,775	7,833,312
Universal City Florida Holdings, Sr. Notes, 8.375%, 5/1/10	670	673,350
Universal City Florida Holdings, Sr. Notes, Variable Rate, 5.233%, 5/1/10	39,285	39,481,425

		$64,211,900

Metals / Mining — 3.3%

Arch Coal, Inc., Sr. Notes, 8.75%, 8/1/16(4)	$2,660	$2,739,800
FMG Finance PTY, Ltd., 10.625%, 9/1/16(4)	16,890	18,621,225
Murray Energy Corp., Sr. Notes, 10.25%, 10/15/15(4)	12,580	12,517,100
Novelis, Inc./GA, Sr. Notes, 11.50%, 2/15/15(4)	2,710	2,831,950
Teck Resources, Ltd., Sr. Notes, 9.75%, 5/15/14	9,050	10,203,875
Teck Resources, Ltd., Sr. Notes, 10.25%, 5/15/16	6,785	7,853,637
Teck Resources, Ltd., Sr. Notes, 10.75%, 5/15/19	20,430	23,903,100

		$78,670,687

Paper — 4.7%

Boise Paper Holdings, LLC, Sr. Notes, 9.00%, 11/1/17(4)	$5,985	$6,074,775
Domtar Corp., Sr. Notes, 10.75%, 6/1/17	9,560	11,017,900
International Paper Co., 7.95%, 6/15/18	8,220	9,176,799
International Paper Co., 9.375%, 5/15/19	26,585	32,236,599
International Paper Co., Sr. Notes, 7.50%, 8/15/21	3,100	3,401,562
Jefferson Smurfit Corp., Sr. Notes, 7.50%, 6/1/13(3)	1,555	1,220,675
Jefferson Smurfit Corp., Sr. Notes, 8.25%, 10/1/12(3)	3,390	2,627,250
NewPage Corp., 10.00%, 5/1/12	6,580	4,342,800
NewPage Corp., Sr. Notes, 11.375%, 12/31/14(4)	27,510	27,578,775
Smurfit-Stone Container Corp., Sr. Notes, 8.00%, 3/15/17(3)	9,315	7,219,125
Smurfit-Stone Container Corp., Sr. Notes, 8.375%, 7/1/12(3)	3,260	2,567,250
Verso Paper Holdings, LLC/Verso Paper, Inc., 11.375%, 8/1/16	7,275	4,765,125
Verso Paper Holdings, LLC/Verso Paper, Inc., Sr. Notes, Variable Rate, 4.233%, 8/1/14	975	643,500

		$112,872,135

Publishing / Printing — 0.1%

Dex Media West/Finance, Series B, 9.875%, 8/15/13(3)	$5,422	$1,097,955
Local Insight Regatta Holdings, Inc., 11.00%, 12/1/17	1,660	821,700
Reader’s Digest Association, Inc. (The), Sr. Sub. Notes, 9.00%, 2/15/17(3)	10,390	155,850

		$2,075,505

Railroad — 0.8%

Kansas City Southern Mexico, Sr. Notes, 7.375%, 6/1/14	$2,350	$2,232,500
Kansas City Southern Mexico, Sr. Notes, 7.625%, 12/1/13	8,155	7,869,575

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Railroad (continued)

Kansas City Southern Mexico, Sr. Notes, 8.00%, 6/1/15	$6,410	$6,602,300
Kansas City Southern Mexico, Sr. Notes, 9.375%, 5/1/12	1,885	1,932,125

		$18,636,500

Restaurants — 0.6%

El Pollo Loco, Inc., 11.75%, 11/15/13	$5,085	$4,703,625
NPC International, Inc., Sr. Sub. Notes, 9.50%, 5/1/14	9,800	9,726,500

		$14,430,125

Services — 5.2%

Education Management, LLC, Sr. Notes, 8.75%, 6/1/14	$10,305	$10,665,675
Education Management, LLC, Sr. Sub. Notes, 10.25%, 6/1/16	3,666	4,014,270
GEO Group, Inc. (The), 7.75%, 10/15/17(4)	900	918,000
Hertz Corp., 8.875%, 1/1/14	1,025	1,042,938
Hertz Corp., 10.50%, 1/1/16	1,750	1,833,125
KAR Holdings, Inc., 8.75%, 5/1/14	5,580	5,670,675
Laureate Education, Inc., 10.00%, 8/15/15(4)	23,262	22,796,760
Laureate Education, Inc., 11.75%, 8/15/17(4)	13,854	13,542,285
Laureate Education, Inc., (PIK), 10.25%, 8/15/15(4)	16,970	15,345,783
MediMedia USA, Inc., Sr. Sub. Notes, 11.375%, 11/15/14(4)	5,110	3,806,950
Muzak, LLC/Muzak Finance, Sr. Notes, 10.00%, 2/15/09(9)	2,950	1,268,500
Rental Service Corp., 9.50%, 12/1/14	5,905	5,860,712
RSC Equipment Rental, Inc., Sr. Notes, 10.00%, 7/15/17(4)	10,890	11,870,100
Ticketmaster Entertainment, Inc., 10.75%, 8/1/16	6,385	6,608,475
United Rentals North America, Inc., 10.875%, 6/15/16(4)	8,360	9,112,400
West Corp., 9.50%, 10/15/14	11,165	11,220,825

		$125,577,473

Steel — 0.1%

RathGibson, Inc., Sr. Notes, 11.25%, 2/15/14(3)	$8,245	$3,030,038

		$3,030,038

Super Retail — 8.4%

General Nutrition Center, Sr. Notes, (PIK), Variable Rate, 5.178%, 3/15/14	$26,035	$23,301,325
General Nutrition Center, Sr. Sub. Notes, 10.75%, 3/15/15	11,780	11,927,250
Limited Brands, Inc., Sr. Notes, 8.50%, 6/15/19(4)	13,445	14,184,475
Neiman Marcus Group, Inc., 9.00%, 10/15/15	24,434	21,648,753
Neiman Marcus Group, Inc., 10.375%, 10/15/15	21,998	19,468,230
Sally Holdings, LLC, Sr. Notes, 10.50%, 11/15/16	24,865	26,481,225
Toys “R” Us, 7.375%, 10/15/18	905	809,975
Toys “R” Us, 7.625%, 8/1/11	14,410	14,482,050
Toys “R” Us, 7.875%, 4/15/13	16,830	16,451,325
Toys “R” Us, 10.75%, 7/15/17(4)	14,005	15,265,450
Yankee Acquisition Corp., 8.50%, 2/15/15	21,540	20,678,400
Yankee Acquisition Corp., 9.75%, 2/15/17	16,750	15,870,625

		$200,569,083

Technology — 4.7%

Advanced Micro Devices, Inc., Sr. Notes, 7.75%, 11/1/12	$8,614	$7,687,995
Amkor Technologies, Inc., Sr. Notes, 9.25%, 6/1/16	25,205	26,465,250
Avago Technologies Finance, 11.875%, 12/1/15	12,875	14,162,500
Avaya, Inc., Sr. Notes, 9.75%, 11/1/15(4)	10,540	10,171,100
Avaya, Inc., Sr. Notes, 10.125%, 11/1/15(4)	15,860	13,629,767
Ceridian Corp., Sr. Notes, 11.25%, 11/15/15	10,280	9,945,900
Jabil Circuit, Inc., Sr. Notes, 7.75%, 7/15/16	1,195	1,245,788
SunGard Data Systems, Inc., Sr. Notes, 10.625%, 5/15/15(4)	27,755	30,044,787

		$113,353,087

Telecommunications — 8.1%

Digicel Group, Ltd., Sr. Notes, 9.125%, 1/15/15(4)	$32,026	$30,905,090
Digicel Group, Ltd., Sr. Notes, 9.25%, 9/1/12(4)	9,255	9,440,100
Digicel Group, Ltd., Sr. Notes, 12.00%, 4/1/14(4)	4,330	4,903,725
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	30,855	33,014,850
Intelsat Corp., 9.25%, 8/15/14	3,761	3,845,623
Intelsat Jackson Holdings, Ltd., 9.50%, 6/15/16	10,378	10,948,790
Intelsat Subsidiary Holdings Co., Ltd., 8.875%, 1/15/15	2,340	2,372,175
Intelsat Subsidiary Holdings Co., Ltd., 8.875%, 1/15/15(4)	8,600	8,675,250
NII Capital Corp., 10.00%, 8/15/16(4)	9,510	10,080,600

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Telecommunications (continued)

Qwest Communications International, Inc., 7.50%, 2/15/14	$8,975	$8,840,375
Qwest Corp., Sr. Notes, 7.625%, 6/15/15	3,500	3,552,500
SBA Telecommunications, Inc., 8.00%, 8/15/16(4)	4,075	4,238,000
SBA Telecommunications, Inc., 8.25%, 8/15/19(4)	2,725	2,861,250
Sprint Capital Corp., 6.875%, 11/15/28	10,610	8,010,550
Telesat Canada/Telesat, LLC, Sr. Notes, 11.00%, 11/1/15	16,235	17,696,150
Telesat Canada/Telesat, LLC, Sr. Sub. Notes, 12.50%, 11/1/17	12,665	13,947,331
Wind Acquisition Finance SA, Sr. Notes, 11.75%, 7/15/17(4)	11,150	12,655,250
Windstream Corp., 7.875%, 11/1/17(4)	8,875	9,008,125

		$194,995,734

Textiles / Apparel — 1.3%

Levi Strauss & Co., Sr. Notes, 8.875%, 4/1/16	$2,025	$2,075,625
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	4,096	4,300,800
Oxford Industries, Inc., Sr. Notes, 11.375%, 7/15/15	7,020	7,581,600
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	12,545	12,200,012
Quiksilver, Inc., 6.875%, 4/15/15	7,400	5,753,500

		$31,911,537

Transportation Ex Air / Rail — 0.5%

CEVA Group, PLC, Sr. Notes, 10.00%, 9/1/14(4)	$8,305	$7,806,700
CEVA Group, PLC, Sr. Notes, 11.625%, 10/1/16(4)	2,990	3,049,800

		$10,856,500

Utilities — 1.7%

AES Corp., Sr. Notes, 8.75%, 5/15/13(4)	$1,572	$1,615,230
AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	2,427	2,378,760
Calpine Construction Finance Co., Sr. Notes, 8.00%, 6/1/16(4)	11,965	12,204,300
Dynegy Holdings, Inc., Sr. Notes, 8.375%, 5/1/16	1,940	1,818,750
Edison Mission Energy, Sr. Notes, 7.00%, 5/15/17	3,715	3,018,437
Edison Mission Energy, Sr. Notes, 7.20%, 5/15/19	2,825	2,267,063
NGC Corp., 7.625%, 10/15/26	7,090	4,856,650
NRG Energy, Inc., 7.25%, 2/1/14	1,100	1,094,500
NRG Energy, Inc., Sr. Notes, 7.375%, 2/1/16	11,865	11,820,506
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	785	769,300

		$41,843,496

Total Corporate Bonds & Notes
(identified cost $2,107,050,881)		$2,104,945,362

Convertible Bonds — 0.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Cable / Satellite TV — 0.2%

Virgin Media, Inc., 6.50%, 11/15/16(4)	$3,955	$4,202,188

		$4,202,188

Health Care — 0.2%

LifePoint Hospitals, Inc., 3.25%, 8/15/25	$6,100	$5,490,000

		$5,490,000

Technology — 0.2%

Advanced Micro Devices, Inc., 6.00%, 5/1/15	$4,660	$3,413,450

		$3,413,450

Total Convertible Bonds
(identified cost $10,050,658)		$13,105,638

Common Stocks — 0.1%

Security	Shares	Value

Consumer Products — 0.0%

HF Holdings, Inc.(5)(6)	3,400	$0

		$0

Gaming — 0.0%

Fontainebleau Equity Holdings, Class A(5)(7)	301,724	$3,017
Shreveport Gaming Holdings, Inc.(5)	3,597	64,746

		$67,763

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Super Retail — 0.1%

GNC Acquisition Holdings, Class A(5)(6)(7)	204,221	$2,403,681

		$2,403,681

Total Common Stocks
(identified cost $4,829,586)		$2,471,444

Convertible Preferred Stocks — 0.5%

Security	Shares	Value

Energy — 0.3%

Chesapeake Energy Corp., 4.50%	80,133	$6,090,108
Chesapeake Energy Corp., 5.00%(4)	9,586	800,431

		$6,890,539

Telecommunications — 0.2%

Crown Castle International Corp., (PIK), 6.25%	85,673	$4,647,760

		$4,647,760

Total Convertible Preferred Stocks
(identified cost $12,778,160)		$11,538,299

Preferred Stocks — 0.0%

Security	Shares/Units	Value

Gaming — 0.0%

Fontainebleau Resorts LLC (PIK)(5)(7)	9,234	$92

		$92

Super Retail — 0.0%

GNC Acquisition Holdings(5)(6)(7)	69,779	$422,163

		$422,163

Total Preferred Stocks
(identified cost $9,582,685)		$422,255

Miscellaneous — 0.1%

Security	Shares	Value

Cable / Satellite TV — 0.1%

Adelphia, Inc., Escrow Certificate(6)	10,260,000	$359,100
Adelphia, Inc., Escrow Certificate(6)	5,085,000	177,975
Adelphia Recovery Trust(6)	14,818,854	426,042

		$963,117

Energy — 0.0%

VeraSun Energy Corp., Escrow Certificate(5)(6)	1,900,000	$0

		$0

Utilities — 0.0%

Mirant Corp., Escrow Certificate(5)(6)(7)	4,900,000	$490
Mirant Corp., Escrow Certificate(5)(6)(7)	2,205,000	221

		$711

Total Miscellaneous
(identified cost $13,802,587)		$963,828

Warrants — 0.0%

Security	Shares	Value

Gaming — 0.0%

Peninsula Gaming LLC, Convertible Preferred Membership Interests(5)(6)(7)	6,338	$616,668

		$616,668

Total Warrants (identified cost $0)		$616,668

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 0.9%

	Interest
Description	(000’s Omitted)	Value

Cash Management Portfolio, 0.00%(8)	$22,256	$22,255,974

Total Short-Term Investments
(identified cost $22,255,974)		$22,255,974

Total Investments — 97.7%
(identified cost $2,366,576,086)		$2,341,742,222

Other Assets, Less Liabilities — 2.3%		$55,143,539

Net Assets — 100.0%		$2,396,885,761

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP - Debtor in Possession

PIK - Payment In Kind

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2009, at which time the interest rate will be determined.

(3)	Defaulted security. Currently the issuer is in default with respect to interest and/or principal payments.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $792,585,424 or 33.1% of the Portfolio’s net assets.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Non-income producing security.

(7)	Restricted security (see Note 5).

(8)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

(9)	Defaulted matured security.

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $2,344,320,112)	$2,319,486,248
Affiliated investment, at value (identified cost, $22,255,974)	22,255,974
Cash	3,275,360
Restricted cash*	66,000
Interest and dividends receivable	57,412,823
Receivable for investments sold	34,115,369
Receivable for open swap contracts	1,654,115

Total assets	$2,438,265,889

Liabilities

Payable for investments purchased	$38,553,686
Premium received on swap contracts	1,388,595
Payable to affiliates:
Investment adviser fee	1,205,347
Trustees’ fees	4,208
Accrued expenses	228,292

Total liabilities	$41,380,128

Net Assets applicable to investors’ interest in Portfolio	$2,396,885,761

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$2,420,065,510
Net unrealized depreciation	(23,179,749)

Total	$2,396,885,761

*	Represents restricted cash on deposit at the custodian as collateral for open swap contracts.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest and other income	$213,515,155
Dividends	762,055
Interest income allocated from affiliated investment	963,915
Expenses allocated from affiliated investment	(557,132)

Total investment income	$214,683,993

Expenses

Investment adviser fee	$11,344,093
Trustees’ fees and expenses	50,191
Custodian fee	386,902
Legal and accounting services	139,392
Miscellaneous	97,783

Total expenses	$12,018,361

Deduct —
Reduction of custodian fee	$62

Total expense reductions	$62

Net expenses	$12,018,299

Net investment income	$202,665,694

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(51,394,320)
Swap contracts	(20,762,617)

Net realized loss	$(72,156,937)

Change in unrealized appreciation (depreciation) —
Investments	$577,067,937
Swap contracts	10,539,471

Net change in unrealized appreciation (depreciation)	$587,607,408

Net realized and unrealized gain	$515,450,471

Net increase in net assets from operations	$718,116,165

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$202,665,694	$167,638,115
Net realized loss from investment transactions and swap contracts	(72,156,937)	(94,577,450)
Net change in unrealized appreciation (depreciation) from investments and swap contracts	587,607,408	(597,303,339)

Net increase (decrease) in net assets from operations	$718,116,165	$(524,242,674)

Capital transactions —
Contributions	$918,981,224	$700,585,865
Withdrawals	(771,550,984)	(683,481,633)

Net increase in net assets from capital transactions	$147,430,240	$17,104,232

Net increase (decrease) in net assets	$865,546,405	$(507,138,442)

Net Assets

At beginning of year	$1,531,339,356	$2,038,477,798

At end of year	$2,396,885,761	$1,531,339,356

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D
Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006		2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.65%	0.65%	0.62%	0.66	%(2)	0.65	%(2)
Net investment income	10.52%	8.92%	7.91%	7.85%		7.71%
Portfolio Turnover	74%	54%	84%	68%		71%

Total Return	40.41%	(25.45)%	6.65%	11.10%		5.80%

Net assets, end of year (000’s omitted)	$2,396,886	$1,531,339	$2,038,478	$1,874,813		$1,686,172

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the years ended October 31, 2006 and 2005).

See notes to financial statements

Boston Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Boston Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide as much current income as possible. The Portfolio also seeks reasonable preservation of capital to the extent attainable from such investments, and growth of income and capital as secondary objectives. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Income Fund of Boston, Eaton Vance Diversified Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 89.5%, 2.4%, 7.2% and 0.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary

Boston Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

Boston Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

H  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation.

As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $1.5 billion, 0.60% from $1.5 billion up to $2 billion, 0.575% from $2 billion up to $5 billion, and 0.555% of average daily net assets of $5 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $11,874,582 of which $530,489 was allocated from Cash Management and $11,344,093 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.62% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $1,684,209,945 and $1,325,657,121, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$2,381,197,454

Gross unrealized appreciation	$198,310,963
Gross unrealized depreciation	(237,766,195)

Net unrealized depreciation	$(39,455,232)

Boston Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Restricted Securities

At October 31, 2009, the Portfolio owned the following securities (representing 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of	Shares/
Description	Acquisition	Units	Cost		Value

Stocks, Miscellaneous and Warrants

GNC Acquisition Holdings, Class A	3/15/07	204,221	$1,021,105		$2,403,681
GNC Acquisition Holdings, Preferred	3/15/07	69,779	348,895		422,163
Fontainebleau Equity Holdings, Class A	6/1/07	301,724	3,620,688		3,017
Fontainebleau Resorts LLC (PIK), Preferred	6/1/07	9,234	9,233,790		92
Mirant Corp., Escrow Certificate	1/5/06	2,205,000	0	(1)	221
Mirant Corp., Escrow Certificate	1/5/06	4,900,000	0	(1)	490
Peninsula Gaming LLC, Convertible Preferred Membership Interests	7/8/99	6,338	0	(1)	616,668

Total Restricted Securities			$14,224,478		$3,446,332

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Credit Default Swaps — Sell Protection

			Notional	Receive
			Amount**	Annual			Net
	Reference	Credit	(000’s	Fixed		Termination	Unrealized
Counterparty	Entity	Rating*	omitted)	Rate		Date	Appreciation

Bank of America	First Data Corp.	Caa1/B-	$3,475	3.20%		12/20/09	$8,670
Bank of America	Ford Motor Credit Co.	Caa1/CCC+	6,800	5.00	(1)	3/20/10	375,633
Citigroup, Inc.	First Data Corp.	Caa1/B-	6,950	3.20		12/20/09	17,340
Citigroup, Inc.	First Data Corp.	Caa1/B-	6,950	3.55		12/20/09	23,540
Citigroup, Inc.	First Data Corp.	Caa1/B-	10,440	5.00	(1)	12/20/10	1,228,932

							$1,654,115

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit ratings of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $34,615,000.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance return.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps in a

Boston Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

liability position. At October 31, 2009, the Portfolio held no derivatives with credit-related contingent features in a net liability position.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,654,115, representing the fair value of such derivatives in an asset position. Such amount would be reduced by any unamortized upfront payments received by the Portfolio.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is credit risk at October 31, 2009 was as follows:

	Fair Value

Derivative	Asset Derivative(1)	Liability Derivative

Credit default swap contracts	$1,654,115	$—

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is credit risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Credit default swap contracts	$1,653,457	$1,345,953

(1)	Statement of Operations location: Net Realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of credit default swap contracts outstanding during the six months ended October 31, 2009, which is indicative of the volume of this derivative type, was $34,615,000.

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

8   Concentration of Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Boston Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests	$—	$185,422,754	$—	$185,422,754
Corporate Bonds & Notes	—	2,104,488,789	456,573	2,104,945,362
Convertible Bonds	—	13,105,638	—	13,105,638
Common Stocks	—	—	2,471,444	2,471,444
Convertible Preferred Stocks	6,090,108	5,448,191	—	11,538,299
Preferred Stocks	—	—	422,255	422,255
Miscellaneous	—	963,117	711	963,828
Warrants	—	—	616,668	616,668
Short-Term Investments	22,255,974	—	—	22,255,974

Total Investments	$28,346,082	$2,309,428,489	$3,967,651	$2,341,742,222

Credit Default Swaps	$—	$1,654,115	$—	$1,654,115

Total	$28,346,082	$2,311,082,604	$3,967,651	$2,343,396,337

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments
	in Senior	in Corporate	Investments	Investments
	Floating-Rate	Bonds &	in Common	in Preferred	Investments in	Investments
	Interests	Notes	Stocks	Stocks	Miscellaneous	in Warrants	Total

Balance as of October 31, 2008	$93,402	$—	$3,491,584	$2,371,760	$711	$616,668	$6,574,125
Realized gains (losses)	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation)*	—	(3,744,466)	(1,202,753)	(3,018,215)	(2,112)	182,579	(7,784,967)
Net purchases (sales)	(93,402)	—	182,613	1,068,710	2,112	(182,579)	977,454
Accrued discount (premium)	—	—	—	—	—	—	—
Net transfers to (from) Level 3	—	4,201,039	—	—	—	—	4,201,039

Balance as of October 31, 2009	$—	$456,573	$2,471,444	$422,255	$711	$616,668	$3,967,651

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$—	$(3,744,466)	$(1,202,753)	$(3,018,215)	$(2,112)	$—	$(7,967,546)

*	Amount is included in the related amount on investments in the Statement of Operations.

10   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Boston Income Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and the Investors of
Boston Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Boston Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006, and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on that supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2009, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Boston Income Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2009

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Boston Income Portfolio, the portfolio in which Eaton Vance Income Fund of Boston (the “Fund”) invests (the “Portfolio”), with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

Eaton Vance Income Fund of Boston

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Series Trust II (the Trust) and Boston Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002- 2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Income Fund of Boston

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Michael W. Weilheimer 2/11/61	President	Since 2002	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President	Vice President of the Trust since 2000 and of the Portfolio since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained on Eaton Vance’s website at www.eatonvance.com or without charge by calling 1-800-262-1122.

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Investment Adviser of Boston Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Income Fund of Boston
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Income Fund of Boston
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

443-12/09	IBSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Income Fund of Boston (the “Fund”) is a series of Eaton Vance Series Trust II (the “Trust”), a Massachusetts business trust, which, including the Fund, contains a total of 2 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Fund’s annual report.
The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended October 31, 2008 and October 31, 2009, by the Fund’s principal accountant, Deloitte & Touche LLP (D&T), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.
Eaton Vance Income Fund of Boston

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$16,555	$15,520

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$11,390	$11,890

All Other Fees(3)	$0	$1,500

Total	$27,945	$28,910

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (October 31 or June 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/08	10/31/08	6/30/09	10/31/09

Audit Fees	$71,200	$16,555	$68,000	$15,520

Audit-Related Fees(1)	$0	$0	$0	$0

Tax Fees(2)	$14,025	$11,390	$10,140	$11,890

All Other Fees(3)	$0	$0	$0	$1,500

Total	$85,225	$27,945	$78,140	$28,910

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
During both of the Funds’ fiscal years ended October 31, 2008 and October 31, 2009, the registrant was billed $40,000, by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over the sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c) (7) (ii) of Regulation S-X.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	6/30/08	10/31/08	6/30/09	10/31/09
Registrant(1)	$10,140	$11,390	$10,140	$13,390

EatonVance(2)	$449,087	$325,329	$276,982	$280,861

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Series Trust II

By:	/s/ Michael W. Weilheimer Michael W. Weilheimer
President

Date:	December 22, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	December 22, 2009

By:	/s/ Michael W. Weilheimer Michael W. Weilheimer
President

Date:	December 22, 2009